Exhibit 99.1

PRESS RELEASE

SEACOR MARINE ANNOUNCES FOURTH QUARTER 2023 RESULTS

Houston, Texas

February 29, 2024

FOR IMMEDIATE RELEASE - SEACOR Marine Holdings Inc. (NYSE: SMHI) (the “Company” or “SEACOR Marine”), a leading provider of marine and support transportation services to offshore energy facilities worldwide, today announced results for its fourth quarter ended December 31, 2023.

SEACOR Marine’s consolidated operating revenues for the fourth quarter of 2023 were $73.1 million, operating income was $22.6 million, and direct vessel profit (“DVP”)(1) was $29.8 million. This compares to consolidated operating revenues of $57.9 million, operating loss of $10.5 million, and DVP of $13.6 million in the fourth quarter of 2022, and consolidated operating revenues of $76.9 million, operating income of $9.8 million, and DVP of $36.8 million in the third quarter of 2023.

Notable fourth quarter items include:

•
26.2% improvement in revenues from the fourth quarter of 2022 and a 5.0% decrease from the third quarter of 2023.
•
Average day rates of $18,031, a 30.7% improvement from the fourth quarter of 2022, and essentially flat from the third quarter of 2023.
•
DVP margin of 40.8%, increasing from 23.5% in the fourth quarter of 2022, and declining from 47.8% in the third quarter of 2023.
•
Gross proceeds on the sales of two non-core vessels for total proceeds of $36.5 million and gains of $18.3 million.

For the fourth quarter of 2023, net income was $5.7 million ($0.21 earnings per basic share and $0.20 earnings per diluted share). This compares to a net loss for the fourth quarter of 2022 of $13.3 million ($0.50 loss per basic and diluted share). Sequentially, fourth quarter 2023 results compare to a net loss of $0.9 million ($0.03 loss per basic and diluted share) in the third quarter of 2023.

Chief Executive Officer John Gellert commented:

“I am pleased with the Company’s fourth quarter results, with average day rates holding from the recent high of the third quarter of 2023, and utilization softening marginally as we entered our seasonally lower winter season. DVP for the quarter maintained much of progress made in recent quarters and expanded significantly when compared to the fourth quarter of 2022.

All of our business segments continued to deliver positive results, even as some of our customers paused project activity for the winter, most notably in U.S. windfarms. After completing temporary repairs during this quarter, we also saw the return to service of one of our premium liftboats in the U.S. We expect to have all four large liftboats operating for most of 2024, which should be a meaningful contributor to our revenue generating capacity. Tendering activity remains high, particularly in international markets, and we expect to continue to charter vessels at improved terms and pricing as they roll off their contracts. As planned, we are taking advantage of the winter months for scheduled maintenance and vessel repositioning in order to maximize utilization the rest of the year.

We also completed the sales of a liftboat and a FSV during the fourth quarter, both considered non-core assets. The sales generated total proceeds of $36.5 million and gains of $18.3 million. These assets were not expected to have a meaningful impact on revenues or DVP in 2024, and were sold at compelling values.

Looking forward, we continue to see strong demand for our fleet in 2024. Recent announcements about project cancellations in the Middle East and U.S. wind are not expected to impact our vessels engaged in those areas, and we see growing demand from other regions.

Finally, we recently announced our commitment to acquire four state-of-the-art energy storage systems, which will be used to upgrade four of our newest PSVs to hybrid power. We currently plan to conduct these upgrades as the systems deliver in late 2024 and 2025. Once installed, more than 50% of our PSV fleet will be hybrid powered, furthering our efforts to enhance operational efficiency and reduce the environmental impact of our fleet.”

___________________

(1)

Direct vessel profit (defined as operating revenues less operating costs and expenses, “DVP”) is the Company’s measure of segment profitability. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its regions, without regard to financing decisions (depreciation and interest expense for owned vessels vs. lease expense for lease vessels). DVP is also useful when comparing the Company’s global fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. See page 4 for reconciliation of DVP to GAAP Operating Income (Loss), its most comparable GAAP measure.

* * * * *

SEACOR Marine provides global marine and support transportation services to offshore energy facilities worldwide. SEACOR Marine operates and manages a diverse fleet of offshore support vessels that deliver cargo and personnel to offshore installations, including offshore wind farms; assist offshore operations for production and storage facilities; provide construction, well work-over, offshore wind farm installation and decommissioning support; carry and launch equipment used underwater in drilling and well installation, maintenance, inspection and repair; and handle anchors and mooring equipment for offshore rigs and platforms. Additionally, SEACOR Marine’s vessels provide emergency response services and accommodations for technicians and specialists.

Certain statements discussed in this release as well as in other reports, materials and oral statements that the Company releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements concern management’s expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control and are described in the Company’s filings with the SEC. It should be understood that it is not possible to predict or identify all such factors. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company’s cautionary statements under the Private Securities Litigation Reform Act of 1995.

Please visit SEACOR Marine’s website at www.seacormarine.com for additional information.

For all other requests, contact InvestorRelations@seacormarine.com

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except share data)

	Three Months Ended December 31,		Year ended December 31,
	2023	2022	2023	2022
Operating Revenues	$73,083	$57,926	$279,511	$217,325
Costs and Expenses:
Operating	43,269	44,338	159,650	171,985
Administrative and general	11,547	10,799	49,183	40,911
Lease expense	679	633	2,748	3,869
Depreciation and amortization	13,022	13,624	53,821	55,957
	68,517	69,394	265,402	272,722
Gains on Asset Dispositions and Impairments, Net	18,057	1,017	21,409	1,398
Operating Income (Loss)	22,623	(10,451)	35,518	(53,999)
Other Income (Expense):
Interest income	222	688	1,444	784
Interest expense	(10,444)	(8,456)	(37,504)	(29,706)
Gain (loss) on debt extinguishment	—	10,429	(2,004)	10,429
Derivative gains, net	608	—	608	—
Foreign currency (losses) gains, net	(1,276)	(2,646)	(2,133)	1,659
Other, net	—	137	—	755
	(10,890)	152	(39,589)	(16,079)
Income (Loss) Before Income Tax Expense and Equity in Earnings of 50% or Less Owned Companies	11,733	(10,299)	(4,071)	(70,078)
Income Tax Expense	6,378	4,219	8,799	8,582
Income (Loss) Before Equity in Earnings of 50% or Less Owned Companies	5,355	(14,518)	(12,870)	(78,660)
Equity in Earnings of 50% or Less Owned Companies	374	1,176	3,556	7,011
Net Income (Loss)	5,729	(13,342)	(9,314)	(71,649)
Net Income Attributable to Noncontrolling Interests in Subsidiaries	—	—	—	1
Net Income (Loss) Attributable to SEACOR Marine Holdings Inc.	$5,729	$(13,342)	$(9,314)	$(71,650)

Net Earnings (Loss) Per Share:
Basic	$0.21	$(0.50)	$(0.34)	$(2.69)
Diluted	$0.20	$(0.50)	$(0.34)	$(2.69)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,182,496	26,727,864	27,082,391	26,626,179
Diluted	28,400,684	26,727,864	27,082,391	26,626,179

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME (LOSS)

(in thousands, except statistics and per share data)

	Three Months Ended
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Time Charter Statistics:
Average Rates Per Day	$18,031	$18,046	$15,250	$14,314	$13,794
Fleet Utilization	71%	73%	78%	76%	76%
Fleet Available Days	5,170	5,182	5,096	5,071	5,244
Operating Revenues:
Time charter	$66,498	$68,668	$60,804	$55,415	$54,789
Bareboat charter	368	368	364	360	376
Other marine services	6,217	7,864	7,151	5,434	2,761
	73,083	76,900	68,319	61,209	57,926
Costs and Expenses:
Operating:
Personnel	22,080	19,943	19,944	19,803	20,849
Repairs and maintenance	7,604	7,418	5,793	6,011	8,948
Drydocking	2,561	1,768	2,256	13	1,667
Insurance and loss reserves	2,944	1,833	2,390	2,789	3,381
Fuel, lubes and supplies	3,683	5,047	3,638	4,819	5,794
Other	4,397	4,133	3,709	5,074	3,699
	43,269	40,142	37,730	38,509	44,338
Direct Vessel Profit (1)	29,814	36,758	30,589	22,700	13,588
Other Costs and Expenses:
Lease expense	679	651	698	720	633
Administrative and general	11,547	12,300	13,704	11,632	10,799
Depreciation and amortization	13,022	13,462	13,575	13,762	13,624
	25,248	26,413	27,977	26,114	25,056
Gains (Losses) on Asset Dispositions and Impairments, Net	18,057	(512)	265	3,599	1,017
Operating Income (Loss)	22,623	9,833	2,877	185	(10,451)
Other Income (Expense):
Interest income	222	340	422	460	688
Interest expense	(10,444)	(9,536)	(8,736)	(8,788)	(8,456)
Derivative gains, net	608	—	—	—	—
(Loss) gain on debt extinguishment	—	(2,004)	—	—	10,429
Foreign currency (losses) gains, net	(1,276)	571	(603)	(825)	(2,646)
Other, net	—	—	—	—	137
	(10,890)	(10,629)	(8,917)	(9,153)	152
Income (Loss) Before Income Tax Expense (Benefit) and Equity in Earnings of 50% or Less Owned Companies	11,733	(796)	(6,040)	(8,968)	(10,299)
Income Tax Expense (Benefit)	6,378	2,360	(1,096)	1,157	4,219
Income (Loss) Before Equity in Earnings of 50% or Less Owned Companies	5,355	(3,156)	(4,944)	(10,125)	(14,518)
Equity in Earnings of 50% or Less Owned Companies	374	2,273	373	536	1,176
Net Income (Loss)	$5,729	$(883)	$(4,571)	$(9,589)	$(13,342)

Net Earnings (Loss) Per Share:
Basic	$0.21	$(0.03)	$(0.17)	$(0.36)	$(0.50)
Diluted	$0.20	$(0.03)	$(0.17)	$(0.36)	$(0.50)
Weighted Average Common Stock and Warrants Outstanding:
Basic	27,182	27,182	27,138	26,822	26,728
Diluted	28,401	27,182	27,138	26,822	26,728
Common Shares and Warrants Outstanding at Period End	28,489	28,481	28,481	28,428	28,142

(1)
See full description of footnote above.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
United States, primarily Gulf of Mexico
Time Charter Statistics:
Average rates per day worked	$22,584	$23,663	$16,115	$18,359	$22,563
Fleet utilization	50%	57%	35%	35%	57%
Fleet available days	1,152	1,196	1,080	1,015	1,288
Out-of-service days for repairs, maintenance and drydockings	61	151	229	112	108
Out-of-service days for cold-stacked status (2)	254	206	173	211	242
Operating Revenues:
Time charter	$12,929	$16,236	$6,121	$6,564	$16,574
Other marine services	5,346	5,478	3,004	3,850	2,916
	18,275	21,714	9,125	10,414	19,490
Direct Costs and Expenses:
Operating:
Personnel	6,906	6,712	5,957	6,535	7,262
Repairs and maintenance	819	1,560	1,573	1,194	2,666
Drydocking	303	462	1,506	43	472
Insurance and loss reserves	1,297	332	1,082	1,041	2,022
Fuel, lubes and supplies	1,032	958	924	783	746
Other	475	375	346	231	416
	10,832	10,399	11,388	9,827	13,584
Direct Vessel Profit (Loss) (1)	$7,443	$11,315	$(2,263)	$587	$5,906
Other Costs and Expenses:
Lease expense	$141	$116	$143	$136	$138
Depreciation and amortization	3,479	3,810	3,861	3,535	3,912

Africa and Europe
Time Charter Statistics:
Average rates per day worked	$15,233	$15,388	$14,982	$12,835	$11,241
Fleet utilization	82%	84%	94%	87%	82%
Fleet available days	1,748	1,748	1,729	1,710	1,656
Out-of-service days for repairs, maintenance and drydockings	124	111	58	118	125
Out-of-service days for cold-stacked status (3)	92	54	—	—	—
Operating Revenues:
Time charter	$21,791	$22,528	$24,414	$18,996	$15,299
Other marine services	189	1,943	225	225	(679)
	21,980	24,471	24,639	19,221	14,620
Direct Costs and Expenses:
Operating:
Personnel	6,007	5,089	4,833	4,505	4,680
Repairs and maintenance	2,807	2,214	2,050	2,553	2,902
Drydocking	1,298	320	144	1,184	678
Insurance and loss reserves	416	573	420	318	366
Fuel, lubes and supplies	623	2,573	1,419	2,215	2,775
Other	2,267	2,448	2,608	2,749	1,896
	13,418	13,217	11,474	13,524	13,297
Direct Vessel Profit (1)	$8,562	$11,254	$13,165	$5,697	$1,323
Other Costs and Expenses:
Lease expense	$289	$372	$408	$429	$378
Depreciation and amortization	3,747	3,821	3,853	3,925	3,683

(1)
See full description of footnote above.
(2)
Includes one liftboat and one FSV cold-stacked in this region as of December 31, 2023.
(3)
Includes one AHTS cold-stacked in this region that is classified as held for sale as of December 31, 2023.

SEACOR MARINE HOLDINGS INC.

UNAUDITED DIRECT VESSEL PROFIT (“DVP”) BY SEGMENT (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Middle East and Asia
Time Charter Statistics:
Average rates per day worked	$17,590	$16,313	$13,245	$13,562	$11,090
Fleet utilization	69%	67%	86%	82%	75%
Fleet available days	1,461	1,472	1,456	1,440	1,533
Out-of-service days for repairs, maintenance and drydockings	360	297	58	76	132
Operating Revenues:
Time charter	$17,729	$16,087	$16,563	$16,028	$12,802
Other marine services	539	267	3,512	27	(66)
	18,268	16,354	20,075	16,055	12,736
Direct Costs and Expenses:
Operating:
Personnel	5,522	5,157	5,266	4,841	5,270
Repairs and maintenance	2,590	2,623	1,219	677	1,958
Drydocking	624	1,056	(684)	(1,095)	244
Insurance and loss reserves	1,022	711	720	1,185	821
Fuel, lubes and supplies	1,242	743	425	1,142	1,335
Other	1,133	943	389	1,496	915
	12,133	11,233	7,335	8,246	10,543
Direct Vessel Profit (1)	$6,135	$5,121	$12,740	$7,809	$2,193
Other Costs and Expenses:
Lease expense	$158	$59	$67	$76	$52
Depreciation and amortization	3,643	3,721	3,708	3,688	3,783

Latin America
Time Charter Statistics:
Average rates per day worked	$20,745	$20,656	$18,846	$16,229	$14,009
Fleet utilization	84%	87%	88%	94%	94%
Fleet available days	809	766	831	906	767
Out-of-service days for repairs, maintenance and drydockings	—	67	79	22	14
Operating Revenues:
Time charter	$14,049	$13,817	$13,706	$13,827	$10,114
Bareboat charter	368	368	364	360	376
Other marine services	143	176	410	1,332	590
	14,560	14,361	14,480	15,519	11,080
Direct Costs and Expenses:
Operating:
Personnel	3,645	2,985	3,888	3,922	3,637
Repairs and maintenance	1,388	1,021	951	1,587	1,422
Drydocking	336	(70)	1,290	(119)	273
Insurance and loss reserves	209	217	168	245	172
Fuel, lubes and supplies	786	773	870	679	938
Other	522	367	366	598	472
	6,886	5,293	7,533	6,912	6,914
Direct Vessel Profit (1)	$7,674	$9,068	$6,947	$8,607	$4,166
Other Costs and Expenses:
Lease expense	$91	$104	$80	$79	$65
Depreciation and amortization	2,153	2,110	2,153	2,614	2,246

(1)
See full description of footnote above.

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
AHTS
Time Charter Statistics:
Average rates per day worked	$8,937	$9,947	$8,916	$9,244	$9,254
Fleet utilization	64%	50%	85%	81%	80%
Fleet available days	368	368	364	391	460
Out-of-service days for repairs, maintenance and drydockings	41	111	13	45	—
Out-of-service days for cold-stacked status	92	54	—	31	92
Operating Revenues:
Time charter	$2,102	$1,831	$2,762	$2,915	$3,406
Other marine services	6	930	—	—	(168)
	2,108	2,761	2,762	2,915	3,238
Direct Costs and Expenses:
Operating:
Personnel	$944	$1,019	$1,069	$995	$1,220
Repairs and maintenance	612	484	186	216	331
Drydocking	58	747	131	420	6
Insurance and loss reserves	73	88	78	68	94
Fuel, lubes and supplies	375	428	192	476	259
Other	295	378	329	448	283
	2,357	3,144	1,985	2,623	2,193
Other Costs and Expenses:
Lease expense	$253	$331	$332	$331	$300
Depreciation and amortization	175	249	298	298	300

FSV
Time Charter Statistics:
Average rates per day worked	$11,841	$11,441	$11,314	$10,609	$9,905
Fleet utilization	74%	79%	92%	91%	86%
Fleet available days	2,105	2,116	2,093	2,070	2,116
Out-of-service days for repairs, maintenance and drydockings	337	227	86	66	146
Out-of-service days for cold-stacked status	92	69	82	90	58
Operating Revenues:
Time charter	$18,502	$19,135	$21,747	$19,988	$18,062
Other marine services	163	652	71	190	(224)
	18,665	19,787	21,818	20,178	17,838
Direct Costs and Expenses:
Operating:
Personnel	$5,320	$5,144	$5,083	$4,861	$5,140
Repairs and maintenance	2,691	2,787	1,134	1,867	2,957
Drydocking	1,710	870	1,342	128	1,434
Insurance and loss reserves	507	185	337	334	453
Fuel, lubes and supplies	1,441	1,501	1,108	1,382	1,797
Other	1,632	1,552	1,536	1,803	1,638
	13,301	12,039	10,540	10,375	13,419
Other Costs and Expenses:
Depreciation and amortization	4,879	5,002	4,952	4,946	4,972

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
PSV
Time Charter Statistics:
Average rates per day worked	$19,778	$19,528	$17,545	$14,827	$13,519
Fleet utilization	77%	78%	80%	70%	69%
Fleet available days	1,902	1,870	1,820	1,800	1,840
Out-of-service days for repairs, maintenance and drydockings	109	110	92	124	142
Operating Revenues:
Time charter	$29,140	$28,580	$25,458	$18,800	$17,194
Bareboat charter	368	368	364	360	376
Other marine services	595	696	584	1,203	222
	30,103	29,644	26,406	20,363	17,792
Direct Costs and Expenses:
Operating:
Personnel	$9,017	$8,793	$8,738	$8,849	$8,961
Repairs and maintenance	3,520	2,504	2,998	3,475	2,998
Drydocking	472	232	12	609	770
Insurance and loss reserves	690	682	421	419	552
Fuel, lubes and supplies	1,027	2,352	2,124	2,331	2,842
Other	1,922	1,761	1,405	2,677	1,420
	16,648	16,324	15,698	18,360	17,543
Other Costs and Expenses:
Depreciation and amortization	4,073	4,073	4,072	4,262	4,099

SEACOR MARINE HOLDINGS INC.

UNAUDITED PERFORMANCE BY VESSEL CLASS (continued)

(in thousands, except statistics)

	Three Months Ended
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Liftboats
Time Charter Statistics:
Average rates per day worked	$40,181	$39,419	$35,623	$33,936	$31,717
Fleet utilization	52%	59%	37%	50%	61%
Fleet available days	795	828	819	810	828
Out-of-service days for repairs, maintenance and drydockings	60	111	233	94	90
Out-of-service days for cold-stacked status	162	137	91	90	92
Operating Revenues:
Time charter	$16,754	$19,122	$10,837	$13,712	$16,127
Other marine services	4,666	4,710	5,495	2,930	1,842
	21,420	23,832	16,332	16,642	17,969
Direct Costs and Expenses:
Operating:
Personnel	$5,316	$4,983	$5,065	$5,068	$5,520
Repairs and maintenance	769	1,643	1,472	499	2,674
Drydocking	321	(81)	849	(1,141)	(543)
Insurance and loss reserves	1,554	1,148	1,418	1,907	2,271
Fuel, lubes and supplies	838	766	219	619	896
Other	531	445	441	125	359
	9,329	8,904	9,464	7,077	11,177
Other Costs and Expenses:
Depreciation and amortization	3,867	4,099	4,215	4,214	4,210

Other Activity
Operating Revenues:
Other marine services	$787	$876	$1,001	$1,111	$1,089
	787	876	1,001	1,111	1,089
Direct Costs and Expenses:
Operating:
Personnel	$1,483	$4	$(11)	$30	$8
Repairs and maintenance	12	—	3	(46)	(12)
Drydocking	—	—	(78)	(3)	—
Insurance and loss reserves	120	(270)	136	61	11
Fuel, lubes and supplies	2	—	(5)	11	—
Other	17	(3)	(2)	21	(1)
	1,634	(269)	43	74	6
Other Costs and Expenses:
Lease expense	$426	$320	$366	$389	$333
Depreciation and amortization	28	39	38	42	43

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
ASSETS
Current Assets:
Cash and cash equivalents	$67,455	$55,840	$40,750	$40,570	$39,963
Restricted cash	16,676	2,796	2,796	3,082	3,082
Receivables:
Trade, net of allowance for credit loss accounts	63,728	63,246	60,022	60,114	54,388
Other	11,049	8,662	12,032	11,650	7,375
Note receivable	—	—	5,000	10,000	15,000
Tax receivable	983	445	445	445	578
Inventories	1,609	1,738	1,653	2,207	2,123
Prepaid expenses and other	2,686	2,957	3,112	3,233	3,054
Assets held for sale	500	6,093	—	—	6,750
Total current assets	164,686	141,777	125,810	131,301	132,313
Property and Equipment:
Historical cost	918,823	936,520	966,338	969,328	967,683
Accumulated depreciation	(324,141)	(318,549)	(334,678)	(324,197)	(310,778)
	594,682	617,971	631,660	645,131	656,905
Construction in progress	10,362	9,413	8,876	8,540	8,111
Net property and equipment	605,044	627,384	640,536	653,671	665,016
Right-of-use asset - operating leases	4,291	4,907	5,703	5,984	6,206
Right-of-use asset - finance leases	37	45	6,495	6,654	6,813
Investments, at equity, and advances to 50% or less owned companies	4,125	3,857	3,253	3,594	3,024
Other assets	2,153	2,095	2,139	2,079	1,995
Total assets	$780,336	$780,065	$783,936	$803,283	$815,367
LIABILITIES AND EQUITY
Current Liabilities:
Current portion of operating lease liabilities	$1,591	$1,856	$1,792	$1,764	$2,358
Current portion of finance lease liabilities	35	35	611	563	468
Current portion of long-term debt	28,365	28,005	63,959	60,523	61,512
Accounts payable and accrued expenses	27,562	32,468	39,013	44,256	37,955
Other current liabilities	19,533	21,340	21,027	20,185	18,869
Total current liabilities	77,086	83,704	126,402	127,291	121,162
Long-term operating lease liabilities	3,529	3,571	4,030	4,474	4,739
Long-term finance lease liabilities	6	15	6,462	6,644	6,781
Long-term debt	287,544	291,843	243,960	254,450	260,119
Deferred income taxes	35,718	33,078	34,038	39,120	40,779
Deferred gains and other liabilities	2,229	2,217	2,189	2,264	2,641
Total liabilities	406,112	414,428	417,081	434,243	436,221
Equity:
SEACOR Marine Holdings Inc. stockholders’ equity:
Common stock	280	280	280	279	272
Additional paid-in capital	472,692	471,158	469,618	467,896	466,669
Accumulated deficit	(102,425)	(108,154)	(107,271)	(102,700)	(93,111)
Shares held in treasury	(4,221)	(4,221)	(4,221)	(4,119)	(1,852)
Accumulated other comprehensive income, net of tax	7,577	6,253	8,128	7,363	6,847
	373,903	365,316	366,534	368,719	378,825
Noncontrolling interests in subsidiaries	321	321	321	321	321
Total equity	374,224	365,637	366,855	369,040	379,146
Total liabilities and equity	$780,336	$780,065	$783,936	$803,283	$815,367

SEACOR MARINE HOLDINGS INC.

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands)

	Three Months Ended
	Dec. 31, 2023	Sep. 30, 2023	Jun. 30, 2023	Mar. 31, 2023	Dec. 31, 2022
Cash Flows from Operating Activities:
Net Income (Loss)	$5,729	$(883)	$(4,571)	$(9,589)	$(13,342)
Adjustments to reconcile net income (loss) to net cash (used in) provided by operating activities:
Depreciation and amortization	13,022	13,462	13,575	13,762	13,624
Deferred financing costs amortization	279	459	423	418	(997)
Stock-based compensation expense	1,510	1,540	1,723	1,227	1,220
Debt discount amortization	1,862	1,714	1,627	1,558	1,449
Allowance for credit losses	266	594	2,763	(104)	11
(Gain) loss from equipment sales, retirements or impairments	(18,057)	512	(265)	(3,599)	(1,017)
(Gains) losses on debt extinguishment	—	177	—	—	(12,700)
Derivative gains	(608)	—	—	—	—
Interest on finance lease	1	59	70	72	73
Settlements on derivative transactions, net	—	197	226	154	33
Currency losses (gains)	1,276	(571)	603	825	2,646
Deferred income taxes	2,640	(960)	(5,082)	(1,659)	957
Equity earnings	(374)	(2,273)	(373)	(536)	(1,176)
Dividends received from equity investees	166	1,031	1,044	—	74
Changes in Operating Assets and Liabilities:
Accounts receivables	(3,472)	(747)	(3,139)	(9,857)	2,304
Other assets	733	493	1,017	45	3,296
Accounts payable and accrued liabilities	(6,456)	(7,705)	(5,758)	6,731	769
Net cash (used in) provided by operating activities	(1,483)	7,099	3,883	(552)	(2,776)
Cash Flows from Investing Activities:
Purchases of property and equipment	(3,644)	(6,455)	(35)	(470)	(185)
Proceeds from disposition of property and equipment	36,692	—	427	7,611	53
Net investing activities in property and equipment	33,048	(6,455)	392	7,141	(132)
Principal payments on notes due from others	—	5,000	5,000	5,000	5,000
Net cash provided by (used in) investing activities	33,048	(1,455)	5,392	12,141	4,868
Cash Flows from Financing Activities:
Payments on long-term debt	(6,173)	(4,901)	(9,483)	(8,608)	(7,470)
Payments on debt extinguishment	—	(104,832)	(26,772)	—	(2,271)
Payments on debt extinguishment cost	—	(1,827)	—	—	—
Proceeds from issuance of long-term debt, net of issue costs	87	121,207	27,181	—	—
Payments on finance leases	(9)	(204)	(204)	(114)	(114)
Proceeds from issuance of common stock, net of issue costs	24	—	—	—	—
Proceeds from exercise of stock options	—	—	—	6	—
Tax withholdings on restricted stock vesting and director share awards	—	—	(102)	(2,266)	—
Net cash (used in) provided by financing activities	(6,071)	9,443	(9,380)	(10,982)	(9,855)
Effects of Exchange Rate Changes on Cash and Cash Equivalents	1	3	(1)	—	(2)
Net Change in Cash, Cash Equivalents and Restricted Cash	25,495	15,090	(106)	607	(7,765)
Cash, Restricted Cash and Cash Equivalents, Beginning of Period	58,636	43,546	43,652	43,045	50,810
Cash, Restricted Cash and Cash Equivalents, End of Period	$84,131	$58,636	$43,546	$43,652	$43,045

SEACOR MARINE HOLDINGS INC.

UNAUDITED FLEET COUNTS

	Owned	Leased-in	Managed	Total
December 31, 2023
AHTS	3	1	—	4
FSV	22	—	3	25
PSV	21	—	—	21
Liftboats	8	—	—	8
	54	1	3	58
December 31, 2022
AHTS	3	2	—	5
FSV	22	1	2	25
PSV	21	—	—	21
Liftboats	9	—	—	9
	55	3	2	60